SUPPLEMENT TO THE PROSPECTUS
                                       OF
                      EVERGREEN STATE MUNICIPAL BOND FUNDS


I. Evergreen Connecticut Municipal Bond Fund, Evergreen New Jersey Municipal Bond Fund, Evergreen Pennsylvania Municipal Bond Fund (together "the Funds")

         Effective September 2, 1999, the section of the prospectus entitled "THE FUNDS' PORTFOLIO MANAGERS" is supplemented to reflect the following change:

         Jocelyn Thayer is the Funds' portfolio manager. From November 1998 through August 1999, Ms. Thayer co-managed each Fund. Ms. Thayer has managed New Jersey Municipal Bond Fund since November 1992 and Connecticut Municipal Bond Fund and Pennsylvania Municipal Bond Fund since November 1997. She has been a Vice President and municipal bond fund portfolio manager since joining First Union National Bank in November 1992.


                                                                   XXXXXX 9/99

September 20, 1999